                                                                   Exhibit 99.1


                             NON-CASH ELECTION FORM

      This Form is to accompany the certificates for shares of Class A Common Stock, par value $.01 per share ("Common Shares"), of Centennial Cellular Corp. ("Centennial" or the "Company") if such certificates are submitted pursuant to an election (a "Non-Cash Election") to receive shares of common stock of the surviving corporation ("Surviving Corporation Shares") in connection with the proposed merger (the "Merger") of CCW Acquisition Corp. with and into Centennial. Upon consummation of the Merger, all Surviving Corporation Shares will be denominated as shares of Centennial Common Stock.

      Holders of Common Shares who do not wish to make a Non-Cash Election (any such holder, a "Non-Electing Holder") should not submit this form. Stockholders who fail to make an election to receive Surviving Corporation Shares will be deemed to have elected to receive cash. Each Common Share owned by any Non-Electing Holder will automatically, subject to proration as described in the Information Statement/Prospectus (as defined below), be converted into the right to receive an amount equal to $41.50 in cash from Centennial following the Merger.

           To: American Stock Transfer & Trust Company, Exchange Agent




      By Mail:                          By Facsimile:                  By Hand or Overnight Courier:
American Stock Transfer   (For Eligible Financial Institutions Only)      American Stock Transfer
   & Trust Company                                                             & Trust Company
    40 Wall Street                    (718) 234-5001                            40 Wall Street
   New York, NY 10005                                                             46th floor
                                                                                New York, NY 10005
                                  Confirm by Telephone to:
                                      (718) 921-8200

DELIVERY OF THIS FORM TO AN ADDRESS, OR TRANSMISSION OF THIS FORM VIA A FACSIMILE TRANSMISSION NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THIS FORM MAY BE OBTAINED FROM AMERICAN STOCK TRANSFER & TRUST COMPANY BY CALLING (718) 921-8200 OR (800) 937-5449.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


   BOX I
---------------------------------------------------------------------------------------------
                                                          Shares Submitted
                                                (Attach additional list if necessary)
                            -----------------------------------------------------------------
                                                  Total Number of
    Name and Address of         Certificate    Shares Represented by     Number of Shares
     Registered Holder*           Number         Certificate(s)            Elected**
---------------------------------------------------------------------------------------------
                            -----------------------------------------------------------------
                            -----------------------------------------------------------------
                            -----------------------------------------------------------------
                            -----------------------------------------------------------------
                            -----------------------------------------------------------------
                                Total Shares
---------------------------------------------------------------------------------------------

* Only certificates registered in a single form may be deposited with this Form of Election. If certificates are registered in different forms (e.g., John R. Doe and J.R. Doe), it will be necessary to fill in, sign and submit as many separate Forms of Election as there are different registrations of certificates.

** Unless otherwise indicated, it will be assumed that all shares submitted are to be treated as having made a Non-Cash Election.
--------------------------------------------------------------------------------

[ ] Check here if you cannot locate certificates. Upon receipt of this Form, the Exchange Agent will contact you directly with replacement instructions.

Ladies and Gentlemen:

      In connection with the merger (the "Merger") of CCW Acquisition Corp. with and into Centennial Cellular Corp. ("Centennial" or the "Company"), the undersigned hereby submits the certificate(s) for shares of Class A Common Stock, par value $.01 per share, of Centennial ("Common Shares") listed above and elects, subject as set forth below, to have all or a portion of the Common Shares represented by such certificates as set forth below converted into the right to receive shares of common stock of the surviving corporation which, upon consummation of the Merger, will be denominated as shares of Common Stock, par value $.01 per share, of Centennial ("Surviving Corporation Shares").

      It is understood that the following election is subject to (i) the terms, conditions and limitations set forth in the Information Statement/Prospectus, dated December 8, 1998, relating to the Merger (including all annexes and schedules thereto, and as it may be amended or supplemented from time to time, the "Information Statement/Prospectus"), receipt of which is acknowledged by the undersigned, (ii) the terms of the Agreement and Plan of Merger, dated as of July 2, 1998 and as amended as of November 29, 1998, as the same may be amended or supplemented from time to time (the "Merger Agreement"), a conformed copy of each appears as Appendices A and B, respectively, to the Information Statement/Prospectus, and (iii) the accompanying instructions.

      The undersigned authorizes and instructs you, as Exchange Agent, to deliver such certificates of Common Shares to the Company and to receive on behalf of the undersigned, in exchange for the Common Shares represented thereby, any certificate for Surviving Corporation Shares or any check for cash issuable in the Merger pursuant to the Merger Agreement or in lieu of fractional shares. If certificates of Common Shares are not delivered herewith, there is furnished below a guarantee of delivery of such certificates representing Common Shares from a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office in the United States.

      Unless otherwise indicated under Special Payment Instructions below, please issue any certificate for Surviving Corporation Shares and/or any check issuable in exchange for the Common Shares represented by the certificates submitted hereby in the name of the registered holder(s) of such Common Shares. Similarly, unless otherwise indicated under Special Delivery Instructions, please mail any certificate for Surviving Corporation Shares and/or any check for cash issuable in exchange for the Common Shares represented by the certificates submitted hereby to the registered holder(s) of the Common Shares at the address or addresses shown above.

               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


BOX II

                SPECIAL PAYMENT INSTRUCTIONS
              (See Instructions D(6) and D(7))


To be completed ONLY if the certificates for Surviving
Corporation Shares are to be registered in the name of, or the checks are to be made payable to, someone other than the registered holder(s) of Common Shares.


Name --------------------------------------------------------
                (Please Print)

Address -----------------------------------------------------
                (Please Print)

        -----------------------------------------------------
              (Including Zip Code)

        -----------------------------------------------------
         (Tax Identification or Social Security Number)




BOX III

                     SPECIAL DELIVERY INSTRUCTIONS
                       (See Instruction D(8))

To be completed ONLY if the certificates for Surviving
Corporation Shares are to be registered in the name of, or the checks are to be made payable to, the registered holder(s) of Common
Shares, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s) set forth above.

Name --------------------------------------------------------
                (Please Print)

Address -----------------------------------------------------
                (Please Print)

        -----------------------------------------------------
              (Including Zip Code)

    BOX IV
-------------------------------------------------------------------------------
                    SIGN HERE AND HAVE SIGNATURES GUARANTEED
         (See Instructions D(1) and D(7) Concerning Signature Guarantee)

 Name(s): ---------------------------------------------------------------------
                                 (Please Print)

 Name(s): ---------------------------------------------------------------------
                                 (Please Print)

-------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

-------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

-------------------------------------------------------------------------------
                Tax Identification or Social Security Number(s))

-------------------------------------------------------------------------------
                                   Guaranteed

      Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a fiduciary capacity, set forth full title in such capacity and see Instruction D(3).

Dated: -----------------------------------------------------------------, 1998



BOX V

-------------------------------------------------------------------------------
                              GUARANTEE OF DELIVERY
         (To be Used Only if Certificates are not Surrendered herewith)

      The undersigned is a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States; and guarantees to deliver to the Exchange Agent the certificates for Common Shares to which this Form relates, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Centennial, no later than 5:00 p.m. New York City time on the third Nasdaq trading day after the date of execution of this guarantee of delivery.


-------------------------------------------------------------------------------
                              (Firm--Please Print)

-------------------------------------------------------------------------------
                             (Authorized Signature)

-------------------------------------------------------------------------------
                                    (Address)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                        (Area Code and Telephone Number)

-------------------------------------------------------------------------------
                                 (Contact Name)

(DO NOT WRITE IN SPACES BELOW)

-------------------------------------------------------------------------------------------
   Shares     Shares    Surviving   Certificate   Block     Shares      Check    Amount of
Surrendered  Accepted  Corporation    Number      Number   Converted    Number     Check
                         Shares                            into Cash
-------------------------------------------------------------------------------------------

===========================================================================================


DELIVERY PREPARED BY------------------------- CHECKED BY-----------------------

DATE-----------------------------------------

   Payer:   American Stock Transfer & Trust Company
------------------------------------------------------------------------------------------------------------------------

                                      Part 1--PLEASE PROVIDE                            Social Security Number OR
                                      YOUR TIN IN THE BOX AT                         Employer Identification Number
                                      RIGHT AND CERTIFY BY
                                      SIGNING AND DATING BELOW                   ---------------------------------------
SUBSTITUTE
                                      ----------------------------------------------------------------------------------
Form W-9                              Part 2--CERTIFICATION--Under penalties of perjury, I certify that:

Department of the Treasury
Internal Revenue Service              (1)    The number shown on this form is my correct Taxpayer Identification
                                             Number (or I am waiting for a number to be issued to me) and

Payer's Request for Taxpayer
Identification Number (TIN)           (2)    I am not subject to backup withholding either because:  (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                             Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


                                      CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                                      SIGNATURE-------------------- DATE ---------------, 1998
                                      Part 3--Awaiting TIN [ ]

-----------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
     OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature -------------------------------------- Date -------------------------

      Questions and requests for assistance or additional copies of the Information Statement/Prospectus or this Form of Election may be directed to the address set forth below:

                     American Stock Transfer & Trust Company
                                 40 Wall Street
                               New York, NY 10005
                     Call Toll-Free (800) 937-5449 ext. 6820

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- Social Security numbers ("SSNs") have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers ("EINs") have nine digits separated by only one hyphen; i.e. 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------------------------------
                                                                  GIVE THE
FOR THIS TYPE OF ACCOUNT:                                         SOCIAL
                                                                  SECURITY
                                                                  NUMBER OF --
-----------------------------------------------------------------------------------------
1. Individual                                                     The individual

2. Two or more individuals (joint account)                        The actual owner of
                                                                  account or, if combined
                                                                  funds, the first
                                                                  individual on the
                                                                  account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)      The minor(2)

4. a. The usual revocable savings trust account (grantor is      The grantor-trustee(1)
      also trustee)

   a. So-called trust account that is not a legal or valid        The actual owner(1)
      trust under state law

5. Sole proprietorship                                            The owner(3)

-----------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                         GIVE THE EMPLOYER
                                                                  IDENTIFICATION
                                                                  NUMBER OF --
-----------------------------------------------------------------------------------------
6. Sole proprietorship                                            The owner(3)

7. A valid trust, estate or pension trust                         The legal entity(4)

8. Corporate                                                      The corporation

9. Association, club, religious, charitable, educational or       The organization
   other tax-exempt organization

10. Partnership                                                   The partnership

11. A broker or registered nominee                                The broker or nominee

12. Account with the Department of Agriculture in the name of     The public entity
    a public entity (such as a state or local government,
    school district or prison) that receives agricultural
    program payments
-----------------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number (for businesses and other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in item (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.

     (1) A corporation.

     (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7).

     (3) The United States or any of its agencies or instrumentalities.

     (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

     (5) A foreign government or any of its political subdivisions, agencies, or instrumentalities.

     (6) An international organization or any of its agencies or instrumentalities.

     (7) A foreign central bank of issue.

     (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

     (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

  -- Payments to nonresident aliens subject to withholding under section 1441.

  -- Payments to partnerships not engaged in a trade or business in the United
     States and that have at least one nonresident alien partner.

  -- Payments of patronage dividends not paid in money.

  -- Payments made by certain foreign organizations.

  -- Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

  -- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

  -- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

  -- Payments described in section 6049(b)(5) to non-resident aliens.

  -- Payments on tax-free covenant bonds under section 1451.

  -- Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON PART II OF THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN, DATE AND RETURN IT TO THE PAYER.

  Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and their regulations.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, and such failure is found by the Internal Revenue Service to be due to negligence or disregard of rules or regulations, you could be subject to a penalty of 20% on any portion of an under-payment attributable to that failure. However, you will not be subject to this penalty if it is shown that you acted with reasonable cause and in good faith.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a $500 penalty.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

A.    Special Conditions.

      1. Time in Which to Elect. To be effective, an election pursuant to the terms and conditions set forth herein (an "Election") on this Form or a facsimile hereof, accompanied by the above-described certificates representing Common Shares or a proper guarantee of delivery thereof, must be received by the Exchange Agent, at the address set forth above, no later than 5:00 p.m., New York City time, on January 6, 1999 (the "Election Date"). Holders of Common Shares whose stock certificates are not immediately available may also make an effective Election by completing this form or a facsimile hereof, having the Guarantee of Delivery box (BOX V) properly completed and duly executed (subject to the condition that the certificates for which delivery is thereby guaranteed are in fact delivered to the Exchange Agent, duly endorsed in blank or otherwise in form acceptable for transfer on the books of Centennial, no later than 5:00 p.m., New York City time, on the third Nasdaq trading day after the date of execution of such guarantee of delivery). Each Common Share outstanding at the effective time of the Merger (the "Effective Time") with respect to which the Exchange Agent shall have not received an effective Election by 5:00 p.m. on the Election Date, or which is required to be converted into cash as a result of the proration procedures set forth in the Information Statement/Prospectus, will be converted into the right to receive an amount equal to $41.50 in cash from the Company following the Merger, subject to proration. See Instruction C.

      2. Revocation of Election. Any Election may be revoked by the person who submitted this Form to the Exchange Agent and the certificate(s) for shares withdrawn by written notice duly executed and received by the Exchange Agent prior to the Election Date. Such notice must specify the person in whose name the Common Shares to be withdrawn had been deposited, the number of shares to be withdrawn, the name of the registered holder thereof, and the serial numbers shown on the certificate(s) representing the shares to be withdrawn. If an Election is revoked, and the certificate(s) for shares withdrawn, the Common Share certificate(s) submitted therewith will be promptly returned by the Exchange Agent to the person who submitted such certificate(s). After the Election Date, shares for which an Election has been made may not be withdrawn. Due to the requirement to obtain regulatory approval of the Merger, a period of time could elapse between the Election Date and the Effective Time.

      3. Termination of Right to Elect. If for any reason the Merger is not consummated or is abandoned, all Forms will be void and of no effect. Certificate(s) for Common Shares previously received by the Exchange Agent will be returned promptly by the Exchange Agent to the person who submitted such stock certificate(s).

B.    Election and Proration Procedures.

      A description of the election and proration procedures is set forth in the Information Statement/Prospectus under "THE MERGER--Non-Cash Election" and "THE MERGER--Non-Cash Election Procedure." A full statement of the election and proration procedures is contained in the Merger Agreement and all Elections are subject to compliance with such procedures. In connection with making any election, a holder of Common Shares should read carefully, among other matters, the aforesaid description and statement and the information contained in the Information Statement/Prospectus under "THE MERGER--Federal Income Tax Consequences." See also "RISK FACTORS--Risk Factors Relating to the Effects of the Merger; Receiving Common Stock of the Surviving Corporation in the Merger or Receiving Cash due to Proration--Non-Cash Election and Proration into Cash; Possible Dividend Treatment" in the Information Statement/Prospectus for a discussion of the possibility that the receipt of cash as a result of proration by a holder who has made a Non-Cash Election may be treated as a dividend as opposed to a capital gain.

      As a result of the proration procedures, holders of Common Shares may receive Surviving Corporation Shares or cash in amounts which vary from the amounts such holders elect to receive. Such holders will not be able to change the number of Surviving Corporation Shares or the amount of cash allocated to them pursuant to such procedures.

C. Receipt of Surviving Corporation Shares or Checks.

      As soon as practicable after the Effective Time of the Merger, the Exchange Agent will mail certificate(s) for Surviving Corporation Shares and/or cash payments by check to the holders of Common Shares with respect to the Common Shares which are included in any effective Election. Holders of Common Shares who did not make an Election, or failed to make an effective Election, with respect to any or all of their shares will receive, for each such share, the right to receive an amount equal to $41.50 in cash, subject to proration, as soon as practicable after the certificate(s) representing such share or shares are submitted together with a letter of transmittal. As soon as practicable after the Effective Time, the Exchange Agent will send a letter of transmittal to each holder of Common Shares (other than holders who have made an effective Non-Cash Election with respect to all of their shares).

      No fractional shares will be issued in connection with the Merger. Each holder of Common Shares who would otherwise have been entitled to receive a fraction of a Surviving Corporation Share (after taking into account all Common Shares submitted by such holder) will receive, in lieu thereof, either (i) an additional Surviving Corporation Share or (ii) a cash payment (without interest) equal to such fraction multiplied by $41.50.

D.    General.

      1. Execution and Delivery. This Form or a facsimile hereof must be properly filled in, dated and signed in BOX IV, and must be delivered (together with stock certificates representing the Common Shares as to which the Election is made or with a duly signed guarantee of delivery of such certificates) to the Exchange Agent at any of the addresses set forth above.

      The method of delivery of all documents is at the option and risk of the stockholder, but, if sent by mail, registered mail, return receipt requested and properly insured, is suggested.

      2. Inadequate Space. If there is insufficient space on this Form to list all your stock certificates being submitted to the Exchange Agent, please attach a separate list.

      3. Signatures. The signature (or signatures, in the case of certificates owned by two or more joint holders) on this Form should correspond exactly with the name(s) as written on the face of the certificate(s) submitted unless the Common Shares described on this Form have been assigned by the registered holder(s), in which event this Form should be signed in exactly the same form as the name of the last transferee indicated on the transfers attached to or endorsed on the certificates.

      If this Form is signed by a person or persons other than the registered owners of the certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear on the certificates.

      If this Form or any stock certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or any other person acting in a representative or fiduciary capacity, the person signing must give such person's full title in such capacity and appropriate evidence of authority to act in such capacity must be forwarded with this Form.

      4. Partial Elections. If an Election is being made in respect of fewer than all the shares represented by any certificate being delivered to the Exchange Agent, the number of shares in respect of which an Election is being made should be indicated in the box entitled "Shares Elected." In such case, subject to proration, the remainder of the shares will be exchanged for cash in the Merger and a new certificate for the Surviving Corporation Shares represented by the old certificate will be sent to the registered owners as soon as practicable following the Election Date. All shares represented by certificates submitted hereunder will be deemed to have been submitted unless otherwise indicated.

      5. Lost or Destroyed Certificates. If your stock certificate(s) has been either lost or destroyed, please check the box on the front of this Form below your name and address and the appropriate forms for replacement will be sent to you. You will then be instructed as to the steps you must take in order to receive a stock certificate(s) representing Surviving Corporation Shares and/or any checks in accordance with the Merger Agreement.

      6. New Certificates and Checks in Same Name. If all stock certificate(s) representing Surviving Corporation Shares and all check(s) in respect of Surviving Corporation Shares are to be registered in, or payable to the order of, exactly the same name(s) that appears on the certificate(s) representing Common Shares submitted with this Form, no endorsement of certificate(s) or separate stock power(s) are required.


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      7. New Certificate and Checks in Different Name. If any stock certificate(s) representing Surviving Corporation Shares or any check(s) in respect of Common Shares is to be registered in, or payable to the order of, any name other than exactly the name that appears on the certificate(s) representing Common Shares submitted herewith, such registration and/or payment shall not be made by the Exchange Agent unless the certificates submitted are endorsed, BOX II is completed, and the signature is guaranteed in BOX IV by a member of a national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank (not a savings bank or a savings & loan association) or trust company having an office in the United States which is a member in good standing of the Agent's Medallion Program.

      8. Special Delivery Instructions. If the checks are to be payable to the order of, or the certificates for Surviving Corporation Shares are to be registered in, the name of the registered holder(s) of Common Shares, but are to be sent to someone other than the registered holder(s) or to an address other than the address of the registered holder(s), it will be necessary to indicate such person or address in BOX III.

      9. Miscellaneous. A single check in respect of Common Shares and/or a single stock certificate representing Surviving Corporation Shares will be issued.

      All questions with respect to this Form and the Elections (including, without limitation, questions relating to the timeliness or effectiveness of revocation of any Election and computations as to proration) will be determined by the Exchange Agent, which determination shall be conclusive and binding.

      10. 31% Backup Withholding. Under Federal income tax law, a holder who receives a cash payment pursuant to the Merger may be required to provide the Exchange Agent (as payer) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, such fact will not, in and of itself, cause Common Shares to be deemed invalidly delivered, but payments that are made by the Exchange Agent to such holder or other payee with respect to the Merger may be subject to backup withholding at a rate of 31%. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the required information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

      Certain holders (including, among others, corporations (with respect to most payments) and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as exempt from backup withholding and reporting requirements, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent.

      See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

      The box in Part 3 of the Substitute Form W-9 may be checked if the submitting holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. However, such amounts may be refunded to such holder if a TIN is provided to the Exchange Agent within 60 days.

      The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Common Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Common Shares. If the Common Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      11. Withholding on Foreign Stockholders. Even if a foreign stockholder has provided the required Form W-8 certification to avoid backup withholding as described above, the Exchange Agent will be required to withhold federal income taxes equal to 30% of the gross cash payments made, for tax purposes, in redemption of the foreign stockholder's stock (see "THE MERGER--Federal Income Tax Consequences--Characterization of the Merger for United States Federal Income Tax

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Purposes" in the Information Statement/Prospectus), payable to a foreign stockholder or his agent unless the Exchange Agent determines that such payment is exempt from withholding (or entitled to a reduced rate of withholding) or that the redemption will qualify as a sale or exchange under Section 302 of the Internal Revenue Code. See "THE MERGER--Federal Income Tax Consequences--Foreign Stockholders--Withholding" in the Information Statement/Prospectus for a more complete discussion of the 30% withholding tax and obtaining an exemption therefrom. Foreign stockholders are urged to consult their tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption and refund procedures.

                           ---------------------------


      Questions and requests for assistance or additional copies of this Form may be obtained from American Stock Transfer & Trust Company, Shareholder Department by calling (800) 937-5449 ext. 6820 or (718) 921-8200.


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